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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                               September 30, 1997
                               ------------------
                                 Date of Report

                          ALYDAAR SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    0-22325
                                    -------
                            (Commission File Number)

           North Carolina                              87-0399301
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 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                   Identification No.)

             2101 Rexford Road, Suite 250 West, Charlotte, NC 28211
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             (Address of principal executive offices)       (Zip Code)

                                  704-365-2324
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               (Registrants telephone number, including area code)


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Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          On September 30, 1997, the Registrant sold a total of 150,000 shares of Common Stock at $15.00 per share, for an aggregate of $2,250,000 to one offshore investor, Securities Trading SA, pursuant to Regulation S of the Securities Act of 1933, as amended. No underwriter was involved in connection with such issuance and no brokerage or underwriting fees or commissions were paid.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALYDAAR SOFTWARE CORPORATION
                              ----------------------------
                              (Registrant)

                              /s/ V. Hollis Scott
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                              (Signature)
                              V. Hollis Scott
                              Chief Financial Officer

Date: October 14, 1997
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